UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 31, 2008
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
The information contained in Item 5.02 below regarding Jorge A. Dominicis and Thomas M. Wierdsma is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 31, 2008, The GEO Group, Inc. (“GEO”) amended the following executive compensation agreements and plans in order to address certain issues relating to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and Section 162(m) of the Code, as well as to make certain modernizing and other revisions in furtherance of GEO’s interests:
•	Amended and Restated Executive Employment Agreement, between GEO and George C. Zoley;

•	Amended and Restated Executive Employment Agreement, between GEO and Wayne H. Calabrese;

•	Executive Employment Agreement, between GEO and John G. O’Rourke;

•	Senior Officer Employment Agreement, between GEO and John J. Bulfin;

•	Senior Officer Employment Agreement, between GEO and Jorge A. Dominicis;

•	Senior Officer Employment Agreement, between GEO and Thomas M. Wierdsma;

•	The GEO Group, Inc. Senior Management Performance Award Plan (the “Senior Management Performance Award Plan”); and

•	The GEO Group, Inc. Senior Officer Retirement Plan.
A brief description of the terms of the amended executive compensation agreements and plans is set forth below.
Amended and Restated Executive Employment Agreements
The amended and restated employment agreements for Messrs. Zoley, Calabrese and O’Rourke have continuously rolling three-year terms. The agreements provide that Messrs. Zoley, Calabrese and O’Rourke will receive an annual base salary of $935,000, $650,000 and $399,000, respectively, subject to annual cost of living increases not lower than 5% per year, to be established by the board of directors. The employment agreements also provide that each executive is entitled to receive a target annual performance award in accordance with the terms of any plan governing senior management performance awards then in effect as established by the board of directors, which is currently the Senior Management Performance Award Plan. Mr. Zoley is entitled to receive a target annual performance award of up to a maximum of 150% of his annual base salary in accordance with the Senior Management Performance Award Plan. Mr. Calabrese is entitled to receive a target annual performance award of up to a maximum of 120%

of his annual base salary in accordance with the Senior Management Performance Award Plan. Mr. O’Rourke is entitled to receive a target annual performance award of up to a maximum of 50% of his annual base salary plus an additional discretionary increase of up to 50% of such target annual performance award, in accordance with the Senior Management Performance Award Plan.
Each agreement provides that upon the termination of the agreement for any reason other than by GEO for cause (as defined in the employment agreement) or by the executive without good reason (as defined in the employment agreement), the executive will be entitled to receive a termination payment equal to the following: (i) in the case of Mr. Zoley, 5 (five) times his annual base salary at the time of such termination together with any gross-up payments (as defined in the employment agreement), in the case of Mr. Calabrese, 4.4 (four-point-four) times his annual base salary at the time of such termination together with any gross-up payments (as defined in the employment agreement), and, in the case of Mr. O’Rourke, 75% of his annual base salary at the time of such termination together with any gross-up payments (as defined in the employment agreement) plus (ii) the continuation of the executive benefits (as defined in the employment agreement) for a period of ten years. In addition, the employment agreements provide that upon such termination of the executive, GEO will transfer all of its interest in any automobile used by the executive pursuant to its employee automobile policy and pay the balance of any outstanding loans or leases on such automobile so that the executive owns the automobile outright. In the event such automobile is leased, the employment agreements provide that GEO will pay the residual cost of the lease. The agreements provide that if any payment to the executive thereunder would be subject to federal excise taxes imposed on certain employment payments, GEO will make an additional payment to the executive to cover any such tax payable by the executive together with the taxes on such gross-up payment.
Upon the termination of the employment agreements by GEO for cause or by the executive without good reason, the executive will be entitled to only the amount of compensation that is due through the effective date of the termination, including any performance award that may be due and payable to the executive under the terms of the Senior Management Performance Award Plan. Each employment agreement includes a non-competition covenant that runs through the three-year period following the termination of the executive’s employment, and customary confidentiality provisions.
The foregoing description of the amended and restated executive employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated executive employment agreements, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Amended and Restated Senior Officer Employment Agreements
The amended and restated employment agreements for Messrs. Bulfin, Dominicis and Wierdsma have continuously rolling two-year terms which continue until each executive reaches age 67 absent earlier termination. The agreements provide that Messrs. Bulfin, Dominicis and Wierdsma will receive an annual base salary of $360,000, $375,000 and $315,000, respectively. The executives’ annual base salary may be increased as determined by the Chief Executive Officer. The executives are also entitled to receive a target annual performance award in accordance with the terms of any plan governing employee performance awards then in effect as established by the board of directors, which is currently the Senior Management Performance Award Plan.
The senior officer employment agreements provide that upon the termination of the agreement for any reason other than by GEO for cause (as defined in the employment agreement) or by the voluntary resignation of the executive, the executive will be entitled to receive a termination payment equal to the following: (1) two years of the executive’s then current annual base salary plus (2) the continuation of the executive’s employee benefits (as defined in the employment agreement) for a period of two years. In addition, the employment agreements provide that upon such termination of the executive, GEO will transfer all of its interest in any automobile used by the executive pursuant to its employee automobile policy and pay the balance of any outstanding loans or leases on such automobile so that the executive owns the automobile outright. In the event such automobile is leased, the employment agreements provide that GEO will pay the residual cost of the lease. Also, upon such termination, all of the executive’s unvested stock options will fully vest immediately.
Upon the termination of the employment agreements by GEO for cause or by the voluntary resignation of the executive, the executive will be entitled to only the amount of compensation that is due through the effective date of the termination. Each employment agreement includes a non-competition covenant that runs through the two-year period following the termination of the executive’s employment, and customary confidentiality provisions.
The foregoing description of the amended and restated senior officer employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated senior officer employment agreements, copies of which are filed herewith as Exhibits 10.4, 10.5 and 10.6 and are incorporated herein by reference.
The GEO Group, Inc. Senior Management Performance Award Plan
GEO maintains a Senior Management Performance Award Plan, which is its annual senior executive bonus plan. All of its named executive officers, as well as its Senior Vice Presidents who are not named executive officers, are eligible to participate in the plan. Payments made in accordance with this plan are tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The plan is administered by the Compensation Committee, which has the discretion to make all determinations necessary or appropriate under the plan. The plan is governed by the Compensation Committee and is administered on a day to day basis by the Chief Executive Officer and the Vice President of Human Resources.
Under the plan, each of GEO’s named executive officers is eligible to receive annual cash incentive compensation based on GEO’s budgeted revenue and net income after tax for the fiscal year. For purposes of the plan, net income after tax means GEO’s net income after all federal, state and local taxes. Extraordinary items and changes in accounting principles, as defined by U.S. generally accepted accounting principles, may be disregarded in determining GEO’s net income after tax. Non-recurring and unusual items not included or planned for in GEO’s annual budget may also be excluded from net income after tax in the sole and absolute discretion of the

Compensation Committee. In determining the amount of annual incentive cash compensation awarded, net income after tax is weighted 65% and revenue is weighted 35% (collectively, the “Target Weighting of Revenue and Net-Income-After-Tax”).
The following table shows, for each named executive officer, the annual incentive target amount as a percentage of salary that the respective officer is eligible to receive under the plan in 2009.

Annual Incentive Target Amount
Named Executive Officer:	(As a Percentage of Salary):
150%
President	120%
Chief Financial Officer	50%
Senior Vice Presidents	45%
Under the terms of the plan, each named executive officer’s annual incentive cash compensation awarded is calculated by applying the following percentage adjustment methodology separately to the respective Target Weighting of Revenue and Net-Income-After-Tax results in accordance with the following table:

Percentage of Budgeted
Fiscal Year Targets Achieved
for Revenue and for	Percentage by which the Target Weighting of Revenue and
Net-Income-After-Tax	Net-Income-After-Tax is Reduced/Increased
Less than 80%	No Performance Award
80% — 100%	2.5 times the percentage (negative) difference between the actual achieved percentages of budgeted Revenue and Net-Income-After-Tax targets and 100% of the Revenue and Net-Income-After-Tax targets
100%	No Adjustment to Target Weighting
101% — 120% (Amounts over 120% shall not be considered for purposes of this calculation)	2.5 times the percentage (positive) difference between the actual achieved percentages of budgeted Revenue (up to 120%) and Net-Income-After-Tax targets and 100% of the Revenue and Net-Income-After-Tax targets

In addition to the amounts above, if the budgeted goals for revenue and net income after tax are exceeded, the annual incentive target amounts for the Chief Financial Officer and the other Senior Vice Presidents may be increased up to an additional 50% of the executive’s annual incentive target amount upon the recommendation of the Chief Executive Officer subject to the approval of the Compensation Committee. The Chief Executive Officer and the President are not eligible for discretionary adjustments. Factors typically considered by the Compensation Committee and the Chief Executive Officer in determining whether to grant the discretionary award include the contribution of the particular officer during the fiscal year and the achievement of previously agreed upon goals and objectives.
Under the terms of the plan, if an executive is terminated for cause, the executive will automatically forfeit any annual incentive cash compensation with respect to the fiscal year during which such termination occurs. If an executive voluntarily terminates employment prior to the end of any fiscal year (other than as a result of the retirement of the executive or, in the case of the Chief Executive Officer, President or Chief Financial Officer, as a result of a termination of employment by any of them for good reason (as defined in their respective employment agreements)), the executive will automatically forfeit any award for such fiscal year unless the Chief Executive Officer, in his sole and absolute discretion, grants a prorated annual incentive cash compensation award in an amount not to exceed the amount the executive would have received if the executive had remained employed for the entire fiscal year, based on the actual financial results of GEO as determined following the end of such fiscal year.
In the event (i) an executive is terminated by GEO without cause, (ii) an executive’s employment is terminated due to death or disability, (iii) in the case of the Chief Executive Officer, President or Chief Financial Officer, any of them terminates their employment for good reason (as defined in their respective employment agreements), or (iv) in the case of the retirement of an executive which occurs effective as of a date following the 90th day of the applicable fiscal year of GEO, then the executive is entitled to receive a prorated portion of the annual incentive cash compensation award the executive would have received under the plan if the executive had remained employed by GEO for the entire fiscal year, based on the actual financial results of GEO as determined following the end of such fiscal year.
Under the terms of the plan, no amendment to the plan may alter the performance goals, increase the maximum amount which can be awarded to any participant, change the class of eligible employees or the target performance awards (% of salary) or make any other change that would require shareholder approval under the exemption for performance-based compensation under Section 162(m) of the Internal Revenue Code, in each case, without the prior approval of GEO’s shareholders (to the extent required under the performance-based compensation exception of Section 162(m) of the Internal Revenue Code).
The foregoing description of the Senior Management Performance Award Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the plan, a copy of which is filed herewith as Exhibit 10.7 and is incorporated herein by reference.
The GEO Group, Inc. Senior Officer Retirement Plan
GEO maintains a senior officer retirement plan for all of its Senior Vice Presidents, including Messrs. Bulfin, Hurley, Dominicis and Wierdsma, but excluding Mr. O’Rourke. The senior officer retirement plan is a non-qualified defined benefit plan and, subject to certain maximum and minimum provisions, provides for the payment to the officer of a monthly retirement benefit based on a percentage of the officer’s final average annual salary earned during the employee’s last five years of credited service (excluding bonus) times the employee’s years of credited service. A participant will vest in his or her benefits under the senior officer retirement plan upon the completion of ten (10) years of service, provided such participant remains continuously employed by the company until at least age fifty five (55). The amount of benefit increases for each full year beyond ten (10) years of service except that there are no further increases after twenty-five (25) years of service. The maximum target benefit under the senior officer retirement plan is 45% of final average annual salary. Reduced benefits are payable for lesser service and early retirement. Benefits under the senior officer retirement plan are offset one hundred percent (100%) by social security benefits received (or estimated social security benefits to be received, if applicable) by the officer and are computed on the basis of a straight-life annuity. The plan also provides for pre-retirement death and disability benefits. Amounts owing under the plan are payable from the general assets of the company.
The foregoing description of the Amended and Restated The GEO Group, Inc. Senior Officer Retirement Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the plan, a copy of which is filed herewith as Exhibit 10.8 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

10.1	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and George C. Zoley.

10.2	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Wayne H. Calabrese.

10.3	Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John G. O’Rourke.

10.4	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John J. Bulfin.

10.5	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Jorge A. Dominicis.

10.6	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Thomas M. Wierdsma.

10.7	Amended and Restated The GEO Group, Inc. Senior Management Performance Award Plan, effective December 31, 2008.

10.8	Amended and Restated The GEO Group, Inc. Senior Officer Retirement Plan, effective December 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
Date: January 7, 2009	By:	/s/ John G. O’Rourke
John G. O’Rourke
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and George C. Zoley.

10.2	Second Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Wayne H. Calabrese.

10.3	Amended and Restated Executive Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John G. O’Rourke.

10.4	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and John J. Bulfin.

10.5	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Jorge A. Dominicis.

10.6	Amended and Restated Senior Officer Employment Agreement, effective December 31, 2008, by and between The GEO Group, Inc. and Thomas M. Wierdsma.

10.7	Amended and Restated The GEO Group, Inc. Senior Management Performance Award Plan, effective December 31, 2008.

10.8	Amended and Restated The GEO Group, Inc. Senior Officer Retirement Plan, effective December 31, 2008.